                                                                   Exhibit 10.18

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of December 5, 2002, between TUFCO, L.P., a Delaware limited partnership (the "Borrower") and JPMORGAN CHASE BANK (the "Bank").

                                    RECITALS:

         A. The Borrower and the Bank have entered into that certain Amended and Restated Credit Agreement dated as of August 15, 2002 (as the same may be amended or otherwise modified from time to time the "Agreement").

         B. The Borrower has requested an amendment to the Agreement as set forth herein.

         C. The Bank has agreed to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, effective as of the date hereof unless otherwise indicated, as follows:

                                   ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

         Section 2.1 Amendment to Section 6.4(a)(ii)(A). The second sentence of
Section 6.4(a)(ii)(A) of the Agreement is hereby amended in its entirety to read as set forth below:

         For purposes of this Section 6.4(a)(ii)(A), "Excess Cash Flow" means, for any Fiscal Year, the sum of: (i) EBITDA; minus (ii) cash taxes paid; minus (iii) cash interest expense (including the interest portion of Capital Lease Obligations); minus (iv) scheduled principal payments on Debt; minus (v) Capital Expenditures (except Capital Expenditures financed with the Term Loan or other Debt permitted by Section 11.1 other than the Revolving Loans; provided, however, Capital Expenditures financed with the Revolving Loans to obtain the real property at the address RR5, Box 471, Manning, South Carolina located in Clarendon County, South Carolina shall be excluded from Capital Expenditures when calculating Excess Cash Flow); plus (vi) any non-operating, nonrecurring, or extraordinary gains or revenue actually received in cash to the extent excluded in determining Consolidated Net Income or EBITDA

         Section 2.2 Amendment to Section 12.3. The introductory paragraph of
Section 12.3 of the Agreement is hereby amended in its entirety to read as set forth below:

                  Section 12.3 Capital Expenditures. The Parent shall not permit the aggregate amount of Capital Expenditures for any Fiscal Year to exceed an amount equal to the sum of the Yearly Limit plus the Carryover Amount; provided, however, when determining compliance with this Section 12.3, if the Fiscal Year ends: (i) September 30, 2002, then total expenditures during the Fiscal Year ending September 30, 2002 to obtain and install the Clipper Converting System up to an amount equal to Two Million Dollars ($2,000,000) shall not be included in Capital Expenditures for such Fiscal Year, or (ii) September 30, 2003, then total expenditures during the Fiscal Year ending September 30, 2003 to obtain and install the Clipper Converting System up to an amount equal to the difference between (x) Two Million Dollars ($2,000,000) minus (y) expenditures during the Fiscal Year ending September 30, 2002 excluded from Capital Expenditures pursuant to the preceding clause (i) shall not be included in Capital Expenditures. Any expenditures in excess of Two Million Dollars ($2,000,000) in the aggregate to obtain and install the Clipper Converting System may be expended under the applicable Yearly Limit. An amount not to exceed $1,113,561.64 expended to acquire from Asset Holdings Corporation IX the real property at the address RR5, Box 471, Manning, South Carolina located in Clarendon County, South Carolina shall not be included in Capital Expenditures. As used in this Section 12.3, the following terms have the following meanings:

         Section 2.3 References to Required Lenders. All references to the term "Required Lenders" are hereby amended to read "Required Banks".

         Section 2.4 Exhibit G. Exhibit G of the Agreement is hereby amended in its entirety to read as set forth on Exhibit G to this Amendment.

                                   ARTICLE 3

                  Ratifications, Representations and Warranties

         Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and the Bank agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.

         Section 3.2 Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; and (b) after giving effect to this Amendment, the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Documents are true and correct in all respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. IN ADDITION, TO INDUCE THE BANK TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND THE OBLIGATED PARTY (BY ITS EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS, RIGHTS OF RECOUPMENT OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

         (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, RIGHTS OF RECOUPMENT OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

         (b) RELEASE. RELEASES AND DISCHARGES THE BANK AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR THE OBLIGATED PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                                   ARTICLE 4

                                  Miscellaneous

         Section 4.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

         Section 4.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 4.3 Fees and Expenses. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of the Bank's legal counsel.

         Section 4.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 4.5 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

         Section 4.7 Counterparts. This Amendment may be executed in one or more counterparts, including telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 4.8 Effect of Waiver. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant, condition, or duty by the Borrower or the Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 4.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                  [Remainder of Page Intentionally Left Blank]

                                     TUFCO, L.P.

                                     By:   Tufco Tech, Inc.
                                           its Managing General Partner


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                     Authorized Officer for the General Partner

                                     JPMORGAN CHASE BANK


                                     By:
                                         ---------------------------------------
                                         D. Scott Harvey
                                         Senior Vice President

                           CONSENT AND ACKNOWLEDGMENT

         Each of the undersigned Obligated Parties hereby consents and agrees to this Amendment and each of the undersigned Obligated Parties ratifies and agrees that the Loan Documents to which it is a party shall remain in full force and effect and continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         In addition, Tufco Tech, Inc., as general partner of the Borrower, hereby consents to the transfer by each of Technologies I, Inc., Tufco, Inc. and TFCO, Inc. of their limited partnership interest in the Borrower pursuant to the Amended and Restated Master Security Agreement. Tufco Tech, Inc. acknowledges and agrees that such consent is the consent required pursuant to Section 7.1(c) of that certain Agreement of Limited Partnership of Tufco, L.P.. Tufco Tech, Inc. further acknowledges and agrees that such consent shall be effective notwithstanding the fact that such consent was not given prior to the transfer.

         Witness due execution hereof by the undersigned as of the date first written above.

                                     TUFCO TECH, INC. (for itself and as general
                                              partner of Tufco, L.P.)
                                     TUFCO TECHNOLOGIES, INC.
                                     FOREMOST MANUFACTURING COMPANY, INC.

                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                     TECHNOLOGIES I, INC.
                                     TUFCO, INC.
                                     TFCO, INC.

                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT "G"
                                       TO
                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                             Compliance Certificate

                             COMPLIANCE CERTIFICATE
                                     for the
                     Fiscal Quarter ending               ,
                                          --------------   -------

To:  JPMorgan Chase Bank,
     as Agent
     Attn:  Steve Lewis
     12875 Josey Lane
     Dallas, TX  75234
     re:  TUFCO, L.P.

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 10.1(c) of that certain Amended and Restated Credit Agreement (as amended, the "Credit Agreement") dated as of August 15, 2002, among Tufco, L.P. (the "Borrower"), Tufco Technologies, Inc. (the "Parent"), the banks and lending institutions named therein (the "Banks") and JPMorgan Chase Bank, as agent for the Banks (the "Agent"). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Credit Agreement. All the calculations set forth below shall be made pursuant to the terms of the Credit Agreement.

         The undersigned, as a Responsible Party of Parent, and not individually, does hereby certify to the Agent and the Banks that:

1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.

2.       SECTION 10.1 - FINANCIAL STATEMENTS AND RECORDS

         (a)      Annual audited financial statements of Parent and its
                  Subsidiaries on or before ninety (90) days after the end of
                  each Fiscal Year.                                                 Yes     No      N/A

         (b)      Quarterly unaudited financial statements of Parent and its
                  Subsidiaries within forty - five (45) days after the end of
                  the first 3 Fiscal Quarters                                       Yes     No      N/A

         (c)      Financial Projections of Parent and its Subsidiaries within forty - five (45) days after the beginning of each Fiscal
                  Year.                                                             Yes     No      N/A

         (d)      Borrowing Base Certificate within thirty (30) days after the
                  end of each month.                                                Yes     No      N/A

3.       SECTION 11.1 - DEBT

         (a)       Purchase money not to exceed:                                    $250,000
                   Actual Outstanding                                               $            Yes     No
                                                                                     ---------

         (b)       Guarantees of surety, appeal bonds, etc. not to exceed:          $ 250,000
                   Actual Outstanding:                                              $            Yes     No
                                                                                     ---------

         (c)       Other Debt not to exceed:                                        $ 500,000
                   Actual Outstanding:                                              $            Yes     No
                                                                                     ---------

4.       SECTION 11.8 - ASSET DISPOSITIONS

         (a)       Aggregate book value of non-ordinary course asset
                   dispositions during any 12 - month period not to exceed:         $ 100,000

          (b)       Total book value of non-ordinary course asset dispositions for 12 - month period most recently ending (not including
                    dispositions pursuant to clauses (a)
                    through (c) of Section 11.8 of the Credit Agreement):           $            Yes     No
                                                                                     ---------

5.       SECTION 12.1 - FIXED CHARGE COVERAGE

          (a)       Consolidated Net Income (from Schedule 1 attached hereto)
                    for the last four Fiscal Quarters (the "Calculation
                    Period")                                                        $
                                                                                     ---------
          (b)       Plus deductions for tax included in Consolidated Net
                    Income during the Calculation Period                            $
                                                                                     ---------

          (c)       Less benefit from tax included in Consolidated Net Income
                    during the Calculation Period                                  ($         )
                                                                                     ---------

          (d)       Plus interest expense (including interest portion of
                    Capital Lease Obligations) included in Consolidated Net
                    Income during the Calculation Period                            $
                                                                                     ---------

          (e)       Plus amortization included in Consolidated Net Income
                    during the Calculation Period                                   $
                                                                                     ---------

          (f)       Plus depreciation included in Consolidated Net Income
                    during the Calculation Period                                   $
                                                                                     ---------

          (g)       PARENT'S EBITDA: an amount equal to the sum of Lines
                    5(a), plus 5(b), 5(d), 5(e) and 5(f); minus Line 5(c)           $
                                                                                     ---------

          (h)       Plus any Synthetic Lease expenses paid during such
                    Calculation Period                                              $
                                                                                     ---------

          (i)       Less cash taxes paid during such Calculation Period            ($         )
                                                                                     ---------

          (j)       PARENT'S CASH FLOW: an amount equal to difference of the
                    sum of Lines 5(g) plus 5(h); minus Line 5(i)                    $
                                                                                     ---------

          (k)       Fixed Charges

                    (i)       Cash interest expense during such Calculation
                              Period                                                $
                                                                                     ---------

                    (ii)      Scheduled principal payments on Debt during
                              such Calculation Period                               $
                                                                                     ---------

                    (iii)     Aggregate amount of unfinanced Capital
                              Expenditures during such Calculation Period           $
                                                                                     ---------

                    (iv)      Any Synthetic Lease expenses paid during such
                              Calculation Period                                    $
                                                                                     ---------

                    (v)       PARENT'S FIXED CHARGES: an amount equal to the
                              sum of Lines 5(k)(i) through 5(k)(iv)                 $
                                                                                     ---------

          (m)       Actual Fixed Charge Coverage Ratio: Line 5(j) / Line
                    5(k)(v)                                                              :1.00
                                                                                    -----

          (n)     Minimum Fixed Charge Coverage Ratio                                    :1.00   Yes     No
                  (If this certificate is for a Fiscal Quarter ended prior to or    -----
                  on June 30, 2003, then the minimum ratio is 1.10:1.00; if for subsequent Fiscal Quarters, then the minimum ratio is
                  1.20:1.00

6.       SECTION 12.2 - WORKING CAPITAL

          (a)       Consolidated current assets                                     $
                                                                                     ---------

          (b)       Less consolidated current liabilities                          ($         )
                                                                                     ---------

          (c)       Less, to the extent not already included in clause (b),
                    outstanding Revolving Loans                                    ($         )
                                                                                     ---------

          (d)       PARENT'S WORKING CAPITAL: an amount equal to Line 6(a)
                    minus the sum of Line 6(b) plus Line 6(c)                       $
                                                                                     ---------

          (e)       Minimum Working Capital                                         $6,100,000   Yes     No

7.       SECTION 12.3 - CAPITAL EXPENDITURES

          (a)       Capital Expenditures for current Fiscal Year (not to
                    include expenditures up to $2,000,000 in the aggregate
                    during the Fiscal Years ended September 30, 2002 and
                    September 30, 2003 to obtain and install the Clipper
                    Converting System or expenditures up to $1,113,561.64 to
                    acquire the real property located in Manning, South
                    Carolina)                                                       $
                                                                                     ---------

          (b)       Yearly Limit (if the Fiscal Year ends September 30, 2002,
                    then $1,250,000 and for all other Fiscal Years,
                    $2,000,000)                                                     $
                                                                                     ---------

          (c)       Carryover Amount

                    (i)        Yearly Limit of preceding Fiscal Year (if
                               preceding Fiscal Year ended September 30,
                               2002, then $1,250,000, otherwise $2,000,000)         $
                                                                                     ---------

                    (ii)       Capital Expenditures for preceding Fiscal Year
                               (not to include expenditures up to $2,000,000
                               in the aggregate during the Fiscal Years ended
                               September 30, 2002 and September 30, 2003 to
                               obtain and install the Clipper Converting
                               System or expenditures up to $1,113,561.64 to
                               acquire the real property located in Manning,
                               South Carolina)                                      $
                                                                                     ---------

                    (iii)      If Line 7(c)(i) is greater than Line 7(c)(ii),
                               then an amount equal to Line 7(c)(i) minus
                               Line 7(c)(ii), otherwise enter zero                  $
                                                                                     ---------

                    (iv)       If the current Fiscal Year begins October 1,
                               2004, then complete 7(c)(iv)(1) through
                               7(c)(iv)(8), otherwise skip to 7(c)(v)

                               (1)      EBITDA (from Line 5(g))                     $
                                                                                     ---------

                               (2)      Less cash taxes during such the
                                        previous Fiscal Year                       ($         )
                                                                                     ---------

                               (3)      Less cash interest expense during the
                                        previous Fiscal Year                       ($         )
                                                                                     ---------

                               (4)      Less Scheduled Principal payments on
                                        Debt during the previous Fiscal Year       ($         )
                                                                                     ---------

                               (5)      Less unfinanced Capital Expenditures
                                        during the previous Fiscal Year            ($         )
                                                                                     ---------

                               (6)      Plus non - operating, non - recurring
                                        or extraordinary gains or revenue
                                        actually received in cash to the
                                        extent excluded in determining
                                        Consolidated Net Income or EBITDA           $
                                                                                     ---------

                               (7)      EXCESS CASH FLOW FROM THE PREVIOUS
                                        FISCAL YEAR:  an amount equal to Line
                                        7(c)(iv)(1) minus the sum of Line
                                        5(c)(iv)(2) through 5(c)(iv)(7) plus
                                        Line 5(c)(iv)(6)                            $
                                                                                     ---------

                               (8)      50% of Line 7(iv)(7) (i.e., Excess
                                        Cash Flow from the previous Fiscal
                                        Year)                                       $
                                                                                     ---------

                               (9)      The Lesser of the amount entered on
                                        Line 7(c)(iv)(8) or $750,000                $
                                                                                     ---------

                    (v)        CARRYOVER AMOUNT: an amount equal to Line
                               7(c)(iii) plus Line 7(c)(iv)(9), if applicable       $
                                                                                     ---------

          (d)       Capital Expenditures from Current Fiscal Year (from Line
                    7(a))                                                           $
                                                                                     ---------

          (e)       MAXIMUM CAPITAL EXPENDITURES allowed by Credit Agreement
                    (Line 7(b) plus Line 7(c)(v))                                   $            Yes     No
                                                                                     ---------

8.       SECTION 5.2 - ADJUSTMENTS TO MARGINS AND FEES.

          (a)       Indebtedness as of current Fiscal quarter end:

                    (i)        Borrowed money                                       $
                                                                                     ---------

                    (ii)       Debt evidenced by bonds, notes, etc.                 $
                                                                                     ---------

                    (iii)      Capital Lease Obligations                            $
                                                                                     ---------

                    (iv)       Reimbursement obligations in respect of
                               letters of credit (unless the Debt secured by
                               any such letter of credit is included in
                               either (i) or (ii) above or (v) or (vi) below)       $
                                                                                     ---------

                    (v)        Synthetic Lease debt (including without
                               limitation, Manning, South Carolina Debt)            $
                                                                                     ---------

                    (vi)       Total of (i) through (v)                             $
                                                                                     ---------

          (b)       EBITDA from 5(k)                                                $
                                                                                     ---------

          (c)       Ratio of 8(a) to 8(b)                                                :1.00
                                                                                    -----

          (d) Adjustment to margins and fees under Section 5.2? If so, set forth below the new margins and fees:

                    Base Margin                                                              %
                                                                                        -----
                    Commitment Fee                                                           %
                                                                                        -----
                    Eurodollar Rate Margin                                                   %
                                                                                        -----

9.       ATTACHED SCHEDULES

         Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

10.      FINANCIAL STATEMENTS

         The unaudited financial statements attached hereto were prepared in accordance with GAAP (excluding footnotes) and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

11.      CONFLICT

         In the event of any conflict between the definitions or covenants contained in the Credit Agreement and as they may be interpreted or abbreviated in this Compliance Certificate, the Credit Agreement shall control.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate
effective this           day of
              ----------       -------------------, -----

                                     TUFCO TECHNOLOGIES, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   Schedule 1
                                       to
                             Compliance Certificate

                         Parent Consolidated Net Income

                 for period              to
                           -------------   -------------

1. GAAP Consolidated Net Income (or loss) for Parent (with inventory valued at the lower of its fair market value or its historical cost (on a first-in, first-out basis), excluding the following to the extent included and without duplication: $

         (a)      any extraordinary, nonrecurring or non-operating gain, loss,
                  revenue or expense;                                               $
                                                                                     ------------
         (b)      any extraordinary, nonrecurring or non-operating loss or
                  expense which is non-cash, provided, however, if the period being calculated includes the Fiscal Quarter ended March 31,
                  2002, such loss or expense attributable to the write down of the value of assets in such quarter to the extent deducted in determining Consolidated Net Income and not otherwise taken into account in the calculation thereof shall not exceed an amount equal to the lesser of (i) the amount actually
                  attributable to the write down of the value of assets realized in such quarter to the extent deducted in determining
                  Consolidated Net Income and not otherwise taken into account in the calculation thereof or (ii) Three Hundred Eleven
                  Thousand Two Hundred Sixty-Three Dollars ($311,263);              $
                                                                                     ------------

         (c)      gains or losses realized upon sale or other disposition of any capital stock or debt security of the Parent or any
                  Subsidiary;                                                       $
                                                                                     ------------

         (d)      any gains or losses from the disposal of a discontinued
                  business;                                                         $
                                                                                     ------------

         (e)      any net gains or losses arising from the extinguishment of any
                  debt;                                                             $
                                                                                     ------------

         (f)      any restoration to income of any contingency reserve for long term asset or long term liabilities, except to the extent that provision for such reserve was made out of income accrued
                  during such period;                                               $
                                                                                     ------------

         (g)      the cumulative effect of any change in an accounting principle on income of prior periods, provided, however, if the period being calculated includes the Fiscal Quarter ended March 31,
                  2002, such exclusion shall not exceed the lesser of (i) the amount attributable to the impairment of goodwill resulting from the compliance with statement number 142 of the FASB and included in Consolidated Net Income during the Calculation
                  Period or (ii) $4,851,591;                                        $
                                                                                     ------------

         (h)      any deferred credit representing the excess of equity in any acquired company or assets at the date of acquisition over the
                  cost of the investment in such company or asset;                  $
                                                                                     ------------

         (i)      the income from any sale of assets in which the book value of such assets prior to their sale had been the book value
                  inherited from a transfer of such assets;                         $
                                                                                     ------------

         (j)      the income (or loss) of any Person (other than a subsidiary)
                  in which Parent or a Subsidiary has an ownership interest;
                  provided, however, that (i) Consolidated Net Income shall
                  include amounts in respect of the income of such Person when actually received in cash by the Parent or such Subsidiary in the form of dividends or similar distributions and (ii)
                  Consolidated Net Income shall be reduced by the aggregate
                  amount of all investments, regardless of the form thereof, made by Parent or any Subsidiary in such Person for the
                  purpose of funding any deficit or loss of such Person;            $
                                                                                     ------------

         (k)      any reduction in or addition to income tax expense resulting from an increase or decrease in a deferred income tax asset
                  due to the anticipation of future income tax benefits;            $
                                                                                     ------------

         (l)      any reduction in or addition to income tax expense due to the change in a statutory tax rate resulting in an increase or decrease in a deferred income tax asset or in a deferred
                  income tax liability;                                             $
                                                                                     ------------

         (m)      any gains or losses attributable to returned surplus assets of any pension - benefit plan or any pension credit attributable to the excess of (i) the return on pension - plan assets over
                  (ii) the pension obligation's service cost and interest cost;
                                                                                    $
                                                                                     ------------

         (n)      the income or loss of any Person acquired by Parent or a
                  Subsidiary for any period prior to the date of such
                  acquisition; and                                                  $
                                                                                     ------------

         (o)      the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by Parent or a Subsidiary prior to the date such
                  Person became a subsidiary or was merged into or consolidated
                  with Parent or such Subsidiary.                                   $
                                                                                     ------------

                   TOTAL:                                                           $
                                                                                     ============

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